SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 28, 2004

Lake Area Corn Processors, LLC

(Exact name of Registrant as specified in its charter)

South Dakota	333-66552	46-0460790
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46269 SD Highway 34 P.O. Box 100 Wentworth, South Dakota		57075
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (605) 483-2676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events

On September 28, 2004, the registrant’s Board of Managers approved a cash distribution to all Class A Members of record as of September 1, 2004, of $0.09 per Class A Capital Unit for a total distribution of $2,665,800.00 based on 29,620,000 Class A Capital Units issued and outstanding.  The distribution was paid and issued on September 29, 2004.  A portion of a copy of the newsletter mailed to Class A Members describing and announcing the distribution is attached hereto as Exhibit 99.1.

Section 9. Financial Statements and Exhibits

Exhibit 99.1.           Portion of newsletter mailed to Class A Members on September 29, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE AREA CORN PROCESSORS, LLC

Dated: October 4, 2004	By:	/s/ Douglas Van Duyn
Douglas Van Duyn, Chief Executive Officer